BEAR STEARNS                Computational Materials for RFMSII 2001-HS1









New Issue Computational Materials


$320,000,000

Home Equity Loan Pass-Through Certificates,
Series 2001-HS1

Residential Funding Mortgage Securities II, Inc.
Depositor

Residential Funding Corporation
Master Servicer





Updated on March 7, 2001
(from original March 5, 2001 version)

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


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 Current Principal Balance (as of      $308,794,814
2/23/01)
 Loan Count                                   7,826
 Average Principal Balance                  $39,458
 Range of Principal Balance         $150 - $378,118
        $0.01 - $25,000.00                   13.53%
        $25,000.01 - $50,000.00              48.56%
        $50,000.01 - $75,000.00              21.57%
        $75,000.01 - $100,000.00             12.73%
        $100,000.01 - $125,000.00             1.26%
        $125,000.01 - $150,000.00             0.97%
        $150,000.01 - $175,000.00             0.32%
        $175,000.01 - $200,000.00             0.56%
        $200,000.01 - $300,000.00             0.39%
        $300,000.01 - $400,000.00             0.12%
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 WA Gross Coupon                            10.601%
 Range of Gross Coupons            7.583% - 15.090%
        7.000% - 7.999%                       0.04%
        8.000% - 8.999%                       3.02%
        9.000% - 9.999%                      31.69%
        10.000% - 10.999%                    34.06%
        11.000% - 11.999%                    18.87%
        12.000% - 12.999%                     9.38%
        13.000% - 13.999%                     2.47%
        14.000% - 14.999%                     0.46%
        15.000% - 15.999%                     0.03%
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 WA Original Amortization Term                  264
(mos)
 WA Remaining Amortization Term                 262
(mos)
 WA Age (mos)                                     2
 WA Original Term to Maturity                   179
(mos)
 WA Remaining Term to Maturity                  177
(mos)
        0 - 60                                0.39%
        61 - 120                              2.48%
        121 - 180                            95.39%
        181 - 240                             1.23%
        241 - 300                             0.48%
        301 - 360                             0.03%
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 WA Credit Score                                718
        600 - 639                             0.80%
        640 - 679                            13.51%
        680 - 719                            37.47%
        720 - 759                            31.18%
        760 - 799                            16.36%
        800 - 839                             0.67%
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This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------------------------------------------------
 Balloon / Fully Amortizing         47.26% / 52.74%
 First Lien / Second Lien            0.48% / 99.52%
 WA Debt-to-Income Ratio                     38.37%
 WA Junior Ratio                             22.83%
 % of Pool with Prepay Penalties             19.21%
 High Cost Loans (Section 32)                11.86%
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----------------------------------------------------
 Range of Original CLTV            13.00% - 100.00%
 WA Original CLTV                            88.57%
        0.01% - 40.00%                        0.72%
        40.01% - 50.00%                       0.63%
        50.01% - 60.00%                       1.80%
        60.01% - 70.00%                       3.70%
        70.01% - 80.00%                      12.80%
        80.01% - 90.00%                      32.20%
        90.01% - 100.00%                     48.14%
----------------------------------------------------
----------------------------------------------------
Property Type
 Single Family                               73.32%
 PUD Detached                                15.95%
 Condominium                                  6.15%
 PUD Attached                                 2.63%
 2-4 Family                                   0.93%
 Townhouse                                    0.71%
 Manufactured Housing                         0.23%
 Modular                                      0.04%
 Unknown                                      0.02%
----------------------------------------------------
Occupancy Status
 Owner Occupied                              99.72%
 Second Home                                  0.28%
 Non-Owner Occupied                           0.00%
----------------------------------------------------
Documentation
 Full Documentation                          97.54%
 Limited Documentation                        2.46%
----------------------------------------------------
----------------------------------------------------
Loan Purpose
 Purchase                                    39.73%
 Debt Consolidation                          35.07%
 Cash Out Refi                               14.76%
 Rate/Term Refi                               4.42%
 Debt Consolidation & Home                    1.08%
Improvement
 Home Improvement                             0.64%
 Personal Savings                             0.15%
 Investments                                  0.12%
 Education                                    0.04%
 Other                                        3.99%
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Geographic Concentration (> 5%)           35.54% CA
-------------------------------
                                    7.46% VA
                                    5.51% MD
                                    5.03% GA
----------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
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